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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 24, 2004

                          ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-20117                  13-3532643
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)

          6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS            77401
           (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code: 713-796-8822


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On November 23, 2004, Encysive Pharmaceuticals Inc. (the "Company") entered into a lease agreement (the "Lease Agreement") with W9/LWS II Real Estate Limited Partnership for office space in Houston, Texas consisting of approximately 40,730 square feet. The term of the lease is three years commencing on January 1, 2005 and expiring on December 31, 2007. The monthly base rent due under the lease during the term is $54,306.67, $56,853,29 and $59,397.92 in years one, two and three, respectively; provided that the monthly base rent will be abated for the first four months of the term. In addition, the Company will be entitled to a reimbursement for some of the costs of leasehold improvements through a cash allowance and a credit against the monthly base rent. The Company has the option to extend the term of the lease for two consecutive periods of twelve months each at a monthly base rent of fair market value, as determined by the Company and the landlord. The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the Lease Agreement, which is attached as Exhibit 10.1 hereto, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits.

                  10.1 Lease Agreement between Encysive Pharmaceuticals Inc. and W9/LWS II Real Estate Limited Partnership.


                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENCYSIVE PHARMACEUTICALS INC.
                                                    (Registrant)

Date:  November 24, 2004

                                             /s/  Stephen L. Mueller
                                     ------------------------------------------
                                     Vice President, Finance and Administration
                                              Secretary and Treasurer

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                                INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
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   10.1        Lease Agreement between Encysive Pharmaceuticals Inc. and W9/LWS
               II Real Estate Limited Partnership.